EXHIBIT 10-p-2
Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10-p-1 hereto entered into by Conexant Systems, Inc. and each of the following persons
Name
Donald R. Beall
Steven J. Bilodeau
Dwight W. Decker
F. Craig Farrill
Balakrishnan S. Iyer
John W. Marren
D. Scott Mercer
Jerre L. Stead
Giuseppe Zocco
J. Scott Blouin
Jasmina T. Boulanger
Lewis C. Brewster
Dennis E. O’Reilly
Kerry K. Petry
F. Matthew Rhodes
Michael J. Rispoli
Dan Artusi
Ralph Cicerone
Dipanjan Deb
Armando Geday

Karen Roscher
Michael Vishny

2